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             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549



                          FORM 8-K



                       CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of                  November 28, 2004
earliest event reported)


                   UNITED MOBILE HOMES, INC
     (Exact name of registrant as specified in its charter)


         MARYLAND             001-12690         22-1890929
     (State or other         (Commission        (IRS Employer
       jurisdiction         File Number)     Identification No.)
    of incorporation)


3499 Route 9N, Suite 3C, Freehold, NJ 	      07728
 (Address of principal executive offices)   (Zip Code)



Registrant's telephone number,            (732) 577-9997
including area code



                         Not applicable
  (Former name or former address, if changed since last report)

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Item 7.01  Regulation FD Disclosure.

     On November 24, 2004, the Company issued a press release announcing a new $15,000,000 loan with Bank of America, N.A..


Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

  99    Press Release dated November 24, 2004.























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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	       UNITED MOBILE HOMES, INC.




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer



     Date       November 24, 2004
















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